Exhibit 10.4

                           PURCHASE AND SALE AGREEMENT

1.    PARTIES

      1.1   Wireless Age Communications Inc. (the "Purchaser")

      1.2   Phantom Fiber Corporation (the "Vendor")

      1.3   Prime Battery Inc. (the "Corporation")

2.    RECITALS

      2.1 This agreement sets out the terms and conditions by which the Purchaser agrees to purchase and the Vendor agrees to sell all of the shares of the Corporation plus other assets and liabilities listed in Schedule A. The above will be collectively referred to as the "Prime Battery Business".

3.    PURCHASE AND SALE OF SHARES AND INTELLECTUAL PROPERTY RIGHTS

      3.1 The Purchaser agrees to purchase the Prime Battery Business from the Vendor and to tender in full satisfaction of the purchase price, seven hundred thousand ("700,000") common shares of the Purchaser (the "Payment"). The shares may be subject to regulatory restrictions.

      3.2 The Purchaser agrees to issue 200,000 additional common shares as an earn out as follows over a one year period from closing:

            3.2.1 50,000 common shares  issuable on November 30, 2004,  February
                  28,  2005,  May 31,  2005 and  August  31,  2005,  subject  to continued royalties earned from Simmtronics, Marvel and SureCells.

      3.3   All common shares issuable will have piggy-back registration rights.

      3.4 The Purchaser further agrees to assume liabilities associated with the Corporation in addition to those listed in Schedule A of this Agreement.

      3.5 The Vendor agrees to sell to the Purchaser the Prime Battery Business and to accept the Payment in full satisfaction of the purchase price.

      3.6 Each Party agrees to cooperate with the other party and to provide access to all information reasonably requested by another party to verify the truthfulness of the representations and warranties contained herein or in any other collateral document.

      3.7 The Purchaser will report the existence of royalties earned from Simmtronics, Marvel and SureCells at November 30, 2004, February 28, 2005, May 31, 2005 and August 31, 2005. The Vendor has the right to inspect any records of the Purchaser necessary to verify the royalties reported.

      3.8 The effective date of closing of the purchase and sale contemplated herein shall be September 10th, 2004 (the "Closing Date"). Upon the closing, the transfer of Shares shall be effective from and after the effective date of closing.

      3.9 The obligation of the Vendor to complete this agreement is subject only to the following; the representations and warranties of the Purchaser shall be true in all material respects now and on the Closing Date.

4.    REPRESENTATIONS AND WARRANTIES

      Representations and Warranties of the Vendor

      4.1 The Vendor and the Corporation represent and warrant as of the date of execution of this agreement, and as of the Closing Date, as follows:

            4.1.1 The Vendor is duly  incorporated and validly  subsisting under the laws of the State of Delaware.

            4.1.2 The Corporation is duly  incorporated  and validly  subsisting under the laws of the Province of Ontario.

            4.1.3 The  Vendor and the  Corporation  have full  right,  power and capacity to enter into this agreement and perform the obligations of the Vendor and the Corporation contained herein.

            4.1.4 The  execution   and  delivery  of  this   agreement  and  the
                  consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Vendor and the Corporation.

            4.1.5 This  agreement is valid and binding as against the Vendor and the Corporation, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

            4.1.6 The execution,  delivery, or performance of the Vendor and the
                  Corporation of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transactions contemplated by this agreement will not:

                  a) to the best of the knowledge of the Vendor and the Corporation, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction, or decree of any Federal, state, provincial or local government, court or governmental department, commission, board, bureau, agency, or instrumentality;

                  b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default (either immediately or without notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement, or instrument or any other material agreement or instrument to which any of the Vendor or the Corporation is a party or by which it may be bound or to which and of the foregoing may be subject; or


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

                  c) violate any provisions of the charter documents or bylaws or other constituting document of any of the Vendor or the Corporation.

            4.1.7 The  Vendor is the legal  and  beneficial  owner of all of the
                  Prime Battery Assets free of encumbrances.

Representations and Warranties of the Purchaser

      4.2 The Purchaser represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

            4.2.1 The  Purchaser  is duly  incorporated  and validly  subsisting under the laws of the state of Nevada.

            4.2.2 The Purchaser has full right, power and capacity to enter into this agreement and perform the obligations of the Purchaser contained herein.

            4.2.3 The  execution   and  delivery  of  this   agreement  and  the
                  consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Purchaser.

            4.2.4 This  agreement is valid and binding as against the Purchaser, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

            4.2.5 All   consents,   approvals,   qualifications,    orders   and
                  authorizations of, or filings with all local, state, provincial, and federal governmental authorities required on the part of the Purchaser in connection with the Purchaser's valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of the Purchaser, or the performance by the Purchaser of its obligations in respect thereof have been obtained and all required filings have been made or will continue to be made on a timely basis.

5.    GENERAL

      5.1 This Agreement is binding on the parties, and together with the documents contemplated herein constitutes the whole and complete statement of agreement between the parties as to the subject matter hereof.

      5.2 Each of the parties hereto agrees to do such further acts and execute such further documents as may be necessary or appropriate to give effect to the terms of this Agreement both before and after the closing.


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

      5.3 The parties attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario. The laws of the Province of Ontario shall govern the validity and interpretation of this agreement.

      5.4 Each of the parties hereto individually represents and warrants that it has the right, power, and capacity to enter into and perform is obligations as set out herein.

      5.5   Notices shall be sent by registered mail to the following addresses:

            For the Vendor:
                  Phantom Fiber Corporation
                  144 Front Street West, Suite 580
                  Toronto, ON. M5J 2L7

            For the Purchaser:
                  Wireless Age Communications Inc.
                  1408 Broad St.
                  Regina, SK. S4R 1Y9

      5.6 This agreement is not assignable by the Vendor or the Purchaser, without written permission of the other.

      5.7 The parties confirm that there have been no brokers or finders in connection with the transactions contemplated herein, and each party agrees to indemnify the other against and brokers' or finders' fees or commissions or other compensation sought by persons purporting to have acted as agent or finder for such party in connection with the transactions contemplated herein.

      5.8 Each party is responsible for his or her or its own expenses, including professional fees and disbursements and applicable taxes, in connection with the negotiation, drafting, execution and delivery of this agreement, and the conduct of any due diligence sought to be conducted by such party, except as otherwise expressly provide to the contrary.


                             SIGNATURE PAGE FOLLOWS


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

IN WITNESS WHEREOF the parties have caused this agreement to be executed as of the day and year first above written.

Phantom Fiber Corporation


/s/ Jeff Halloran
----------------------------------------
Jeff Halloran, Chief Executive Officer

Witness to Jeff Halloran's signature:


----------------------------------------
Print Name


----------------------------------------
Signature


Wireless Age Communications Inc.


/s/ John G. Simmond
----------------------------------------
John G. Simmond, Chief Executive Officer

Witness to John G. Simmond's signature:


----------------------------------------
Print Name


----------------------------------------
Signature


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

                                   SCHEDULE A
              ASSETS AND LIABILITIES OF THE PRIME BATTERY BUSINESS

The following items are to be considered the complete set of assets to be purchased and liabilities to be assumed, in addition to the assets and liabilities in the records of the Prime Battery Inc., as a part of this transaction.

1. Common shares of Prime Battery Inc. (see attached Balance Sheet as at July 31, 2004)

2.    Pivotal Self Service assets and liabilities

      i.    Listed as assets of discontinued operations

            Notes receivable                                            180,000
            Accounts receivable                                          13,975
            Deferred costs                                               33,500
            Due to/from related parties                                  68,121
            Equipment, net                                                2,381
            Intangible assets                                            10,000
                                                                      ---------

            Total assets of discontinued operations                     307,977
                                                                      ---------

      ii.   Other liabilities of Pivotal to be assumed


            CCN Matthews                                               $  1,359
            John Simmonds                                                   558
            Klehr, Harrison, Harvey                                         670
            Kramer Levin - AP                                           111,481
            Kramer Levin - Note                                          57,500
            Mintz Partners - AP                                          38,128
            Mintz Partners - Accrual                                     15,000
            Service Resources Ind.                                          694
            Tory's                                                        8,582
            Director's fees                                              18,300

            Source deductions                                            21,819
                                                                      ---------

            Total                                                     $ 274,091
                                                                      ---------

3.    Prime Wireless assets and liabilities

            Cash                                                        (19,848)
            Accounts receivable                                          15,443
            Equipment, net                                                1,100
            Accounts payable                                              2,563


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

                               Prime Battery Inc.
                                  Balance Sheet
                               As at July 31, 2004
ASSETS
      Current Assets
               Prime Cdn                                              (1,535.18)
               Prime USD                                                  10.93
                                                                  -------------
           Total Chequing/Savings                                     (1,524.25)
           Accounts Receivable
               Accounts Receivable                                    51,376.64
               Accounts receivable - USD                               3,564.62
                                                                  -------------
           Total Accounts Receivable                                  54,941.26
               A/R Clearing USD                                            0.09
               Allowance for Doubtful Accounts                       (24,009.31)
               Prepaids                                                3,700.00
                                                                  -------------
           Total Other Current Assets                                (20,309.22)
                                                                  -------------
      Total Current Assets                                            33,107.79
               Accumulated Amort-Computer                             (5,091.06)
               Computer Software/Hardware - Other                     14,119.29
                                                                  -------------
           Total Computer Software/Hardware                            9,028.23
                                                                  -------------
      Total Fixed Assets                                               9,028.23
           I/C  Wireless Age Comm. Inc.                             (310,550.00)
           I/C A C Simmonds/Wireless Srce                            (41,181.38)
           I/C AC Simmonds-DCS Electronics                            (7,156.54)
           I/C Pivotal Self-Service                                  (60,639.55)
           I/C Prime Wireless                                         27,971.76
           I/C Simmonds Capital                                       40,730.00
           I/C SMMI                                                      140.60
           I/C Trackpower                                              3,655.53
                                                                  -------------
      Total Other Assets                                            (347,029.58)
                                                                  -------------
TOTAL ASSETS                                                        (304,893.56)
                                                                  =============
LIABILITIES & EQUITY
      Liabilities
           Current Liabilities
               Accounts Payable
                   Accounts Payable                                   98,851.38
                   Accounts Payable - USD                              8,524.10
                                                                  -------------
               Total Accounts Payable                                107,375.48
               Other Current Liabilities
                   Accrued Liabilities                                 5,679.65
                   GST Payable                                         5,750.96
                                                                  -------------
               Total Other Current Liabilities                        11,430.61
                                                                  -------------
           Total Current Liabilities                                 118,806.09
                                                                  -------------
      Total Liabilities                                              118,806.09
      Equity
           Opening Bal Equity                                         11,841.79
           Retained Earnings                                        (397,419.86)
           Net Income                                                (38,121.58)
                                                                  -------------
      Total Equity                                                  (423,699.65)
                                                                  -------------
TOTAL LIABILITIES & EQUITY                                          (304,893.56)
                                                                  =============


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